UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  07/27/2004

ROCKWELL COLLINS, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  001-16445

DE	522314475
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

400 Collins Road NE
Cedar Rapids, IA 52498
(Address of Principal Executive Offices, Including Zip Code)

319-295-1000
(Registrant’s Telephone Number, Including Area Code)

Items to be Included in this Report

Item 7.    Financial statements and exhibits

99.1 Press Release of Registrant dated July 27, 2004.

Item 12.    Results of Operations and Financial Condition

Registrant's press release dated July 27, 2004, regarding Rockwell Collins third quarter results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. This press release contains items that may be considered non-GAAP financial measures as additional information relating to our earnings per share (EPS) and cash flow performance.   Specifically, we disclose EPS excluding the impact of a gain associated with a favorable tax ruling on an over funded life insurance reserve fund and we disclose cash flow from operating activities before voluntary contributions to qualified pension plans. We believe that the presentation of this additional information is useful to investors regarding our core financial performance and trends relating to our operating activities.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

ROCKWELL COLLINS, INC.

Date: July 27, 2004.	By:	/s/ Gary R. Chadick
Gary R. Chadick
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release of Registrant dated July 27, 2004.